UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
February 25, 2014

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On February 25, 2014, United States Steel Corporation issued a press release announcing that it finalized 2013 earnings to reflect additional tax benefits. The full text of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Exhibits

(d)	Exhibits

99.1	Press Release dated February 25, 2014, titled “U. S. Steel Finalizes 2013 Earnings to Reflect Additional Tax Benefits.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
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Gregory A. Zovko
Vice President & Controller

Dated: February 26, 2014